UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05820
THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(Exact name of registrant as specified in charter)
THREE WORLD FINANCIAL CENTER
200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010
(Address of principal executive offices) (Zip code)
CLIFFORD E. LAI, PRESIDENT
THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
THREE WORLD FINANCIAL CENTER
200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1 (800) Hyperion
Date of fiscal year end: November 30
Date of reporting period: May 31, 2008

Item 1.     Reports to Shareholders.

The Hyperion Brookfield Total Return Fund, Inc.

Semi-Annual Report

May 31, 2008

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Portfolio Composition – (Unaudited)

The chart that follows shows the allocation of the Fund’s holdings by asset category as of May 31, 2008.
THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Portfolio of Investments as of May 31, 2008*

* As a percentage of total investments calculated as total credit exposure by sector.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Six Months Ended May 31, 2008

Dear Stockholder:
We welcome this opportunity to provide you with information about The Hyperion Brookfield Total Return Fund, Inc. (the “Fund”) for the semi-annual period ended May 31, 2008. The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “HTR”.
Description of the Fund
The Fund is a diversified closed-end investment company. The Fund’s investment objective is to provide stockholders with a high total return, including short and long-term capital gains, and a high level of current income through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury securities, mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and high yield corporate securities.
Portfolio Performance
For the six month period ending May 31, 2008, stockholders realized a total investment return of 3.21%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $7.00 on May 31, 2008, the Fund’s shares have a current dividend yield of 11.14%, which was 7.72% higher than the 3.42% yield of the 5-Year U.S. Treasury note.
The Fund’s net asset value (“NAV”) declined by 14.17% over the period. The majority of the decline was the result of unrealized mark-to-market adjustments on the Fund’s holdings. These mark-to-market adjustments have been significant due to a number of unprecedented market factors. However, we believe that the intrinsic value of these securities is in excess of their current market values, and it is our current intention to hold these securities for their potential value appreciation.
During this period of uncertainty, we have maintained a significant allocation to high quality Agency MBS and U.S. Treasury securities. We believe that there are no credit issues with the Fund’s Agency MBS. They are backed first by the credit of the underlying mortgages and second by the corporate guarantee of the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Additionally, we believe that should Fannie Mae and Freddie Mac encounter any enterprise level problems, the Agency MBS that the Fund owns, will be further supported by the U.S. Government. At the same time, we may decide to prudently allocate some funds away from Agency MBS and U.S. Treasury securities to take advantage of opportunities in the market.
The Fund utilizes reverse repurchase agreements to finance purchases on leverage. As of May 31, 2008, the Fund’s leverage was 23.2%. The Fund pledges high quality Agency MBS and U.S. Treasury securities as collateral against the reverse repurchase agreements. Due to the Fund’s significant allocation to Agency MBS and U.S. Treasury securities, there has been no disruption in the Fund’s ability to maintain its leverage.
As of May 31, 2008, the Fund, inclusive of the effect of leverage, was managed with an average net duration of 2.7 years.
Fixed Income Market Environment
The market turmoil, which began in the summer of 2007, persisted through the first half of 2008 as the state of the U.S. mortgage market and the U.S. economy continued to worsen. The early part of the year continued to bring headlines about asset liquidations, hedge fund closures, and other forced sales of securities. Corporate write-downs related to structured finance investments are now in excess of $400 billion, not only related to residential mortgage loans, but also related to commercial real estate assets and corporate debt. We expect asset write-downs at banks and financial institutions to persist for some time, but we believe that the majority of the write-downs are behind us.
The market experienced significant liquidity pressure in mid-March, coinciding with the sale of Bear Stearns to JP Morgan Chase. In March, broker-dealers and other leveraged entities were forced to sell securities at deeply discounted prices across a broad range of sectors, including non-Agency residential mortgage-backed securities (“RMBS”), commercial real estate debt, ABS, and corporate debt.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Six Months Ended May 31, 2008

In March, the U.S. Government undertook a number of steps through the Federal Reserve and the U.S. Treasury to shore up the financial system. The Federal Reserve’s measures included creating of a term auction facility and a primary broker-dealer credit facility and, allowing broker-dealers and banks to access financing on assets in certain sectors, such as RMBS, CMBS and ABS. These measures helped to stabilize valuations in the credit markets and to reduce volatility, although prices continued to drift lower.
The resolution of the following economic and credit market—related issues is a prerequisite to the future stabilization of the credit markets:

•	The consensus around the forward path for home prices must stabilize. Current home price forecasts include an additional home price depreciation of 10% to 15% nationally, in addition to the 10% home price depreciation already registered. In certain regions, such as San Diego, Las Vegas and Phoenix, home price depreciation forecasts are significantly worse than national averages.

•	Economic fundamentals have to stabilize, and there must be a market consensus around the economic conditions that will unfold. We need to see stabilization or improvement in the areas of employment, consumer confidence and inflation.

•	Realized losses resulting from the write-downs of assets and negative earnings impact on the books of financial institutions have to abate.

•	Liquidations of highly leveraged portfolios, including structured investment vehicles, asset-backed commercial paper conduits, and collateralized debt obligations, must come to a halt.

•	Rating agencies need to reach a consensus view on expected losses, and their ratings on securities must stabilize. The market must believe the ratings changes are finalized and the significant and continual downgrading of structured securities, including RMBS, CMBS and other ABS must end.

•	Lending institutions have to get back into the business of prudent lending.
Portfolio Strategy
As of May 31, 2008, the Fund had a 41.9% allocation to Agency MBS and U.S. Treasury securities. Agency MBS and U.S. Treasury securities are high-quality, albeit lower-yielding, liquid securities backed by the U.S. Government and its agencies. Owners of Agency MBS are guaranteed the timely payment of principal and interest, which gives the securities the equivalent of an AAA credit rating.
The Fund had a 24.3% allocation to CMBS. While these holdings are less liquid than Agency MBS or U.S. Treasury securities, the overall credit performance of CMBS remains solid, and we would expect these securities to recover in price as the CMBS market consensus evolves.
Approximately 12.7% of the Fund was invested in non-Agency RMBS. This portion of the portfolio does have below-investment-grade holdings, which have been severely penalized in terms of price and liquidity. However, many of our holdings in this sector are from the 2003 to 2005 vintages, representing, along with the CMBS allocation, the more seasoned component of the portfolio. As a result, many of these securities have significantly fewer credit problems than securities from 2006 and 2007 vintages. It is our view that current market values in the non-Agency RMBS sector do not show a difference across securities based on performance, particularly within the prime RMBS market.
A large portion of the Fund is invested in high-quality, highly-rated securities. As of May 31, 2008, approximately 79.8% of the Fund’s securities were rated investment grade, while only approximately 20.2% of the Fund’s securities were rated below investment grade, of which approximately half represents the high yield corporate bond exposure. Further, the portfolio has only a 0.06% exposure to second lien loans.
With 41.9% of the portfolio allocated to Agency MBS and U.S. Treasuries, we believe we are in a good position to take advantage of current market dislocations, and we continue to look for investment opportunities in the RMBS and CMBS sectors, particularly among highly-rated distressed securities. Despite the current market turmoil, there are still well-structured securities that are defensive in their expected return profile. We have increased our subprime RMBS allocation

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Six Months Ended May 31, 2008

from 1% to 4%, all of which are AAA rated securities to take advantage of the opportunities in the market. We expect this type of opportunistic allocation to continue to add long-term value for stockholders.
Our high-yield corporate allocation outperformed our MBS allocation, as the high-yield corporate sector began to show signs of recovery in the second quarter of 2008. In our view, prices for high-yield corporate bonds reflect higher default rates than what we would expect, as the market is cautious about recent trends of loosening covenants that typically increase the likelihood of corporate debt defaults. However, we have emphasized the higher quality portion of the high yield corporate sector, excluding CCC rated bonds and we have underweighted the housing and auto sectors, which continue to suffer. Given the yield spread recovery compared to late 2007, we are currently neutral on these sectors and will likely change the allocation only as relative value exists across sectors.
Conclusion
We remain committed to creating long-term value for our stockholders. As always, we will continue to actively seek investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund’s objectives. We welcome your questions and comments, and encourage you to contact our Stockholder Services Representatives at 1-800-HYPERION.
We appreciate the opportunity to serve your investment needs.

CLIFFORD E. LAI
President,
The Hyperion Brookfield Total Return Fund, Inc.
Chairman,
Hyperion Brookfield Asset Management, Inc.

MICHELLE RUSSELL DOWE
Portfolio Manager,
The Hyperion Brookfield Total Return Fund, Inc.
Managing Director,
Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

				Principal
	Interest			Amount		Value
	Rate		Maturity	(000s)		(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 54.5%
U.S. Government Agency Collateralized Mortgage Obligations – 1.0%
Federal Home Loan Mortgage Corporation
Series 1675, Class KC	6.50%		10/15/10	$368		$368,045
Series 1604, Class MC	9.00		11/15/08	80		80,894
Series 1604, Class SB	9.00		11/15/08	15		15,557
Series 1587, Class SK	9.00		10/15/08	91		91,517

						556,013

Federal National Mortgage Association
Series 1997-79, Class PL	6.85		12/18/27	775		815,266
Series 1998-W6, Class B3	7.09		10/25/28	934		716,542
Series 1993-170, Class SC	9.00		09/25/08	3		2,571

						1,534,379

Total U.S. Government Agency Collateralized Mortgage Obligations
(Cost – $2,144,817)						2,090,392

U.S. Government Agency Pass-Through Certificates – 48.5%
Federal Home Loan Mortgage Corporation
Pool 949293	5.85	†	10/01/37	4,449	@	4,559,341
Pool A16170	6.00		12/01/33	2,539	@	2,590,960
Pool A17112	6.00		12/01/33	9,115	@	9,300,859
Pool 955369	6.01	†	11/01/37	5,914	@	6,082,882
Pool 940363	6.50		06/01/37	8,349	@	8,563,684
Pool 945836	6.50		08/01/37	4,719		4,840,670
Pool 948362	6.50		08/01/37	2,232		2,289,971
Pool A24261	6.50		07/01/34	2,094		2,168,262
Pool A25455	6.50		08/01/34	2,203		2,280,716
Pool C53494	7.50		06/01/31	50		53,689
Pool C56878	8.00		08/01/31	120		129,326
Pool C58516	8.00		09/01/31	134		144,844
Pool C59641	8.00		10/01/31	359		387,995
Pool C55166	8.50		07/01/31	215		237,500
Pool C55167	8.50		07/01/31	76		84,486
Pool C55168	8.50		07/01/31	81		89,176
Pool C55169	8.50		07/01/31	190		210,110
Pool C60422	8.50		10/01/31	62		68,858
Pool C60423	8.50		10/01/31	120		132,853
Pool G01466	9.50		12/01/22	1,444		1,605,290
Pool 555538	10.00		03/01/21	1,090		1,193,797

						47,015,269

Federal National Mortgage Association
Pool 649881	6.00		09/01/32	1,903		1,943,139
Pool 811125	6.00		02/01/35	2,688	^	2,731,889
Pool 650162	6.50		10/01/32	1,493		1,552,301
Pool 652870	6.50		10/01/32	1,750		1,818,638
Pool 654917	6.50		08/01/32	4,441	@	4,616,711
Pool 655843	6.50		09/01/32	1,722		1,789,658
Pool 783828	6.50		07/01/34	1,111		1,148,913
Pool 809240	6.50		01/01/35	1,231		1,273,079
Pool 941332	6.50		07/01/37	2,241	@	2,312,970

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

				Principal
	Interest			Amount		Value
	Rate		Maturity	(000s)		(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
Pool 555933	7.00%		06/01/32	$6,849	@	$7,265,631
Pool 645912	7.00		06/01/32	1,469	^	1,556,947
Pool 645913	7.00		06/01/32	1,558		1,651,555
Pool 843773	7.00		12/01/35	959		1,011,617
Pool 255053	7.50		12/01/33	447		479,567
Pool 545990	7.50		04/01/31	2,526		2,727,555
Pool 735576	7.50		11/01/34	2,717	@	2,930,577
Pool 784369	7.50		07/01/13	218		224,408
Pool 789284	7.50		05/01/17	423		441,129
Pool 827853	7.50		10/01/29	626		675,597
Pool 833602	7.50		11/01/35	1,479		1,576,300
Pool 885034	7.50		05/01/36	1,310		1,370,824
Pool 896391	7.50		06/01/36	2,559	^	2,677,460
Pool 398800	8.00		06/01/12	579		606,235
Pool 735800	8.00		01/01/35	1,725		1,872,721
Pool 887694	8.00		06/01/36	471		497,640
Pool 827855	8.50		10/01/29	1,424		1,559,492
Pool 545436	9.00		10/01/31	554		612,349
Pool 852865	9.00		07/01/20	1,974		2,170,884
Pool 458132	9.49		03/15/31	2,293	^	2,553,885

						53,649,671

Total U.S. Government Agency Pass-Through Certificates
(Cost – $99,929,111)						100,664,940

U.S. Treasury Obligations – 5.0%
United States Treasury Note
(Cost $9,776,563)	4.50		05/15/17	10,000	@	10,343,750

Total U.S. Government & Agency Obligations
(Cost – $111,850,491)						113,099,082

ASSET-BACKED SECURITIES – 20.2%
Housing Related Asset-Backed Securities – 15.5%
125 Home Loan Owner Trust
Series 1998-1A, Class M2*(b)(i)	8.25		02/15/29	202		171,743
Access Financial Manufactured Housing Contract Trust
Series 1995-1, Class B1	7.65		05/15/21	10,060		8,978,871
Asset Backed Funding Corporation
Series 2005-AQ1, Class B1*(b)(e)(i)	5.75/6.25		06/25/35	1,986		1,047,636
Series 2005-AQ1, Class B2*(b)(e)(i)	5.75/6.25		06/25/35	2,087		1,195,642

						2,243,278

Asset Backed Securities Corp. Home Equity
Series 2006-HE3, Class A4(d)(i)	2.56	†	03/25/36	1,326		1,275,574
Green Tree Financial Corp.
Series 1998-3, Class A6	6.76		03/01/30	2,763		2,536,897
Series 1997-6, Class A9	7.55		01/15/29	1,953		1,939,162

						4,476,059

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

ASSET-BACKED SECURITIES (continued)
Harborview Mortgage Loan Trust
Series 2005-9, Class B11*(b)(d)	4.23	†%	06/20/35	$828	$372,660
Series 2005-1, Class B4*(b)(d)	4.25	†	03/19/35	947	437,980
Series 2005-1, Class B5*(b)(d)	4.25	†	03/19/35	1,367	95,665
Series 2005-1, Class B6*(b)(d)	4.25	†	03/19/35	979	29,380
Series 2005-2, Class B4*(b)(d)	4.55	†	05/19/35	2,444	219,931
Series 2005-14, Class B4*(b)	5.67	†	12/19/35	1,173	117,284

					1,272,900

IXIS Real Estate Capital Trust
Series 2006-HE3, Class A1(d)(i)	2.44	†	01/25/37	394	385,911
Mid-State Trust
Series 10, Class B	7.54		02/15/36	1,473	1,308,528
Series 2004-1, Class M2	8.11		08/15/37	2,257	2,223,223

					3,531,751

Morgan Stanley Capital Inc.
Series 2006-WMC2, Class A2C(d)(i)	2.54	†	07/25/36	4,030	2,751,813
Series 2006-HE1, Class A3(d)(i)	2.57	†	01/25/36	2,845	2,744,660

					5,496,473

Securitized Asset Backed Receivables LLC Trust
Series 2005-HE1, Class A1A*(b)(d)(i)	2.69	†	10/25/35	2,255	2,230,489
Structured Asset Securities Corporation
Series 2005-6, Class B5	5.34	†	05/25/35	958	114,993
Series 2005-6, Class B6	5.34	†	05/25/35	958	57,497
Series 2005-6, Class B7	5.34	†	05/25/35	587	23,485

					195,975

Vanderbilt Mortgage Finance, Inc.
Series 2001-B, Class A5	6.96		09/07/31	2,000	2,001,224

Total Housing Related Asset-Backed Securities
(Cost – $41,876,440)					32,260,248

Non-Housing Related Asset-Backed Securities – 1.7%
Aerco Ltd.
Series 2A, Class A3*(b)	2.97	†	07/15/25	2,953	2,126,208
Airplane Pass Through Trust
Series 1R, Class A8	2.89	†	03/15/19	1,641	1,476,776
Securitized Multiple Asset Rated Trust
Series 1997-2, Class A(c)(h)	8.24		10/01/12	2,263	1

Total Non-Housing Related Asset-Backed Securities
(Cost – $4,033,200)					3,602,985

Franchise Securities – 0.1%
Franchisee Loan Receivable Trust
Series 1995-B, Class A*(h)
(Cost $736,116)	9.63	†	11/01/15	735	224,466

Collateralized Debt Obligations – 2.9%
Anthracite CDO I Ltd.
Series 2002-CIBA, Class CFL*(b)	3.64	†	05/24/37	5,000	4,196,945

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

ASSET-BACKED SECURITIES (continued)
Apidos CDO
Series 2005-2A, Class B*(b)	3.71	†%	12/21/18	$2,000	$1,420,000
Porter Square CDO I Limited
Series 1A, Class C*(b)	6.66	†	08/15/38	2,000	330,000

Total Collateralized Debt Obligations
(Cost – $8,963,489)					5,946,945

Total Asset-Backed Securities
(Cost – $55,609,245)					42,034,644

COMMERCIAL MORTGAGE BACKED SECURITIES – 21.0%
Banc America Commercial Mortgage Trust
Series 2006-2, Class J*(b)	5.48		05/10/45	332	132,485
Series 2007-2, Class K*(b)	5.70	†	04/10/49	5,000	1,862,195

					1,994,680

Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class J*(b)	5.26		09/11/41	896	373,450
Series 2006-PW13, Class K*(b)	5.26		09/11/41	693	259,177
Series 2006-PW11, Class H*(b)	5.63		03/11/39	1,700	783,069
Series 2006-PW13, Class H*(b)	6.03	†	09/11/41	4,083	1,908,215
Series 2007-TOP28, Class F*(b)	6.18	†	09/11/42	250	121,559
Series 1999-C1, Class D	6.53		02/14/31	5,000	4,979,035

					8,424,505

CD 2006 CD2
Series 2006-CD2, Class J*(b)	5.65	†	01/15/46	1,000	458,611
Commercial Mortgage Asset Trust
Series 1999-C1, Class C	7.35		01/17/32	2,000	2,166,582
Commercial Mortgage Lease-Backed Certificate
Series 2001-CMLB, Class A1*(b)	6.75		06/20/31	1,633	1,705,748
Credit Suisse First Boston Mortgage
Series 2004-C5, Class J*(b)	4.65		11/15/37	1,000	622,426
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L*(b)	5.15		09/15/39	684	281,613
Series 2006-C4, Class M*(b)	5.15		09/15/39	754	279,390
Series 2006-C1, Class K*(b)	5.55	†	02/15/39	4,715	2,196,926
Series 2006-C4, Class K*(b)	6.10	†	09/15/39	4,950	2,304,933

					5,062,862

JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB14, Class H*(b)	5.72	†	12/12/44	2,300	1,073,281
Series 2007-LD11, Class J*(b)	5.82	†	06/15/49	511	222,504
Series 2007-LD11, Class K*(b)	5.82	†	06/15/49	939	350,032
Series 2007-CB18, Class G*(b)	5.92	†	06/12/47	1,200	528,348

					2,174,165

JP Morgan Commercial Mortgage Finance Corp.
Series 1999-C8, Class C	7.42	†	07/15/31	5,000	5,148,270
LB-UBS Commercial Mortgage Trust
Series 2002-C2, Class L*(b)	5.68		07/15/35	5,300	4,049,576

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
LNR CDO V Limited
Series 2007-1A, Class F*(b)	3.84	†%	12/26/49	$3,750	$300,000
Morgan Stanley Capital I
Series 2006-21, Class H*(b)	5.30	†	10/12/52	1,500	619,419
Series 2006-IQ11, Class J*(b)	5.53		10/15/42	256	76,177
Series 2007-27, Class G*(b)	5.65	†	06/13/42	501	176,455

					872,051

Nationslink Funding Corp.
Series 1998-2, Class F* (b)	7.11		08/20/30	4,840	4,835,644
UBS 400 Atlantic Street Mortgage Trust
Series 2002-C1A, Class B3*(b)	7.19		01/11/22	3,000	3,234,375
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16, Class H*(b)	5.36	†	10/15/41	4,000	2,517,704

Total Commercial Mortgage Backed Securities
(Cost – $64,240,594)					43,567,199

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES – 9.7%
Subordinated Collateralized Mortgage Obligations – 9.7%
Banc of America Funding Corporation
Series 2003-3, Class B4	5.47		10/25/33	876	442,068
Series 2003-3, Class B5	5.47		10/25/33	876	339,957
Series 2003-3, Class B6	5.47		10/25/33	879	193,478

					975,503

Banc of America Mortgage Securities, Inc.
Series 2005-4, Class B4	5.50		05/25/35	525	243,896
Series 2005-4, Class B5	5.50		05/25/35	394	102,831
Series 2005-4, Class B6	5.50		05/25/35	263	32,864
Series 2005-5, Class 30B4	5.50		06/25/35	769	215,365
Series 2005-5, Class 30B5	5.50		06/25/35	577	107,278
Series 2005-5, Class 30B6	5.50		06/25/35	578	50,548
Series 2007-4, Class B3	6.19		12/28/37	495	175,635
Series 2001-4, Class 1B3	6.75		04/20/31	1,233	1,198,185

					2,126,602

Countrywide Home Loans
Series 2003-J13, Class B3	5.22		01/25/34	351	201,016
Series 2003-J13, Class B4	5.22		01/25/34	526	243,085
Series 2003-J13, Class B5	5.22		01/25/34	263	65,736
Series 2003-57, Class B3	5.50		01/25/34	470	282,771
Series 2007-11, Class B2	6.00		08/25/37	994	530,324
Series 2007-17, Class B1	6.24		10/25/37	1,215	775,834

					2,098,766

Fieldstone Mortgage Investment Corp.
Series 2006-3, Class 2A3(d)(i)	2.55	†	11/25/36	2,215	1,471,201

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
xFirst Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B5*(b)	5.45%		07/25/35	$407	$132,698
Series 2005-4, Class B6*(b)	5.45		07/25/35	408	61,261

					193,959

First Republic Mortgage Loan Trust
Series 2000-FRB1, Class B3	2.89	†	06/25/30	196	170,839
JP Morgan Mortgage Trust
Series 2003-A2, Class B4	5.09	†	11/25/33	538	173,899
Residential Finance Limited Partnership
Series 2004-B, Class B5*(b)	4.14	†	02/10/36	3,331	2,136,777
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B1	5.25		02/25/34	578	300,596
Series 2004-S1, Class B3	5.25		02/25/34	213	16,751
Series 2003-S7, Class B2	5.50		05/25/33	648	355,226
Series 2003-S7, Class B3(a)	5.50		05/25/33	924	323,440
Series 2003-S2, Class B1*(b)	5.75		02/25/33	301	217,230
Series 2007-S7, Class M2	6.00		07/25/37	252	169,877

					1,383,120

Resix Finance Ltd. Credit-Linked Notes
Series 2005-C, Class B7*(b)	5.69	†	09/10/37	3,844	1,982,981
Series 2004-C, Class B7*(b)	6.09	†	09/10/36	1,417	993,820
Series 2003-D, Class B7*(b)	8.34	†	12/10/35	1,828	1,420,124
Series 2003-CB1, Class B8*(b)	9.34	†	06/10/35	1,816	1,608,928
Series 2006-C, Class B11*(b)	9.76	†	07/15/38	996	264,637
Series 2006-C, Class B12*(b)	11.80	†	07/15/38	1,993	467,100
Series 2004-A, Class B10*(b)	14.09	†	02/10/36	816	696,369

					7,433,959

Washington Mutual
Series 2005-AR2, Class B11*(b)(d)	3.59	†	01/25/45	2,813	337,574
Series 2005-AR2, Class B12*(b)(d)	3.59	†	01/25/45	1,780	124,622
Series 2005-AR2, Class B9(d)	3.59	†	01/25/45	1,130	225,953
Series 2003-S1, Class B4*(b)	5.50		04/25/33	306	212,391

					900,540

Wells Fargo Mortgage Backed Securities Trust
Series 2004-6, Class B4	5.50		06/25/34	1,707	560,114
Series 2004-6, Class B5	5.50		06/25/34	1,024	307,301
Series 2004-6, Class B6	5.50		06/25/34	683	122,924
Series 2002-10, Class B6	6.00		06/25/32	445	26,706

					1,017,045

Total Subordinated Collateralized Mortgage Obligations
(Cost – $36,320,481)					20,082,210

Total Non-Agency Residential Mortgage Backed Securities
(Cost – $36,320,481)					20,082,210

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

				Notional
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)

INTEREST ONLY SECURITIES – 5.4%
Banc of America Commercial Mortgage Inc.
Series 2003-1, Class XP2*(b)(f)	1.51	†%	09/11/36	$45,455	$961,323
Bear Stearns Commercial Mortgage Securities
Series 2001-TOP2, Class X2*(b)(f)	1.05	†	02/15/35	74,184	20,771
COMM Commercial Mortgage
Class 2001-J2A, Class EIO*(b)(f)	3.74	†	07/16/34	10,000	2,143,330
Commercial Capital Access One, Inc.
Series 2001-A, Class T1(f)(h)	4.50		10/01/12	18,000	599,400
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1*(b)(f)	0.54	†	05/10/36	77,459	2,950,401
GS Mortgage Securities Corp. II
Series 2001-ROCK, Class X1*(b)(f)	0.38	†	05/03/18	245,165	1,590,629
Vendee Mortgage Trust
Series 1997-2, Class IO(f)	0.06		06/15/27	27,679	34,295
Wachovia Bank Commercial Mortgage Trust
Series 2002-C2, Class IO1*(b)(f)	0.56	†	11/15/34	76,925	2,900,469

Total Interest Only Securities
(Cost – $11,512,221)					11,200,618

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

HIGH YIELD CORPORATE BONDS – 12.9%
Basic Industry – 3.7%
ACE Hardware Corp.*(b)	9.13	06/01/16	400	384,000
AK Steel Corp.	7.75	06/15/12	400	407,000
Arch Western Finance LLC	6.75	07/01/13	400	395,000
Buckeye Technologies Inc.	8.50	10/01/13	400	402,000
Chemtura Corp.	6.88	06/01/16	250	232,500
Crown Americas LLC	7.75	11/15/15	400	420,000
FireKeepers Development Authority*(b)	13.88	05/01/15	250	250,625
Freeport Mcmoran Copper & Gold	8.38	04/01/17	400	430,000
Georgia-Pacific Corp.	8.13	05/15/11	400	410,000
Hawker Beechcraft Acquisition Co.	8.50	04/01/15	400	411,000
Momentive Performance	9.75	12/01/14	400	371,000
Mosaic Co./The*(b)	7.38	12/01/14	250	263,750
Mueller Water Products Inc.	7.38	06/01/17	250	222,500
National Oilwell Varco Inc. Series B	6.13	08/15/15	400	398,694
OPTI Canada Inc.	8.25	12/15/14	400	412,000
Owens Brockway Glass Container Inc.	6.75	12/01/14	400	405,000
Peabody Energy Corp.	6.88	03/15/13	250	252,500
Steel Dynamics Inc.	6.75	04/01/15	250	244,375
TRW Automotive Inc.*(b)	7.25	03/15/17	400	374,000
Tube City IMS Corp.	9.75	02/01/15	400	382,000

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

HIGH YIELD CORPORATE BONDS (continued)
U.S. Steel Corp.	7.00%	02/01/18	$250	$249,940
Westlake Chemical Corp.	6.63	01/15/16	400	344,000

Total Basic Industry
(Cost – $7,670,657)				7,661,884

Capital Goods – 1.3%
Alliant Techsystems Inc.	6.75	04/01/16	650	641,875
Case Corp.	7.25	01/15/16	650	651,625
Terex Corp.	7.38	01/15/14	400	404,000
Texas Industries Inc.	7.25	07/15/13	250	250,625
Transdigm Inc.	7.75	07/15/14	400	409,000
Trinity Industries Inc.	6.50	03/15/14	250	246,250

Total Capital Goods
(Cost – $2,579,446)				2,603,375

Consumer Cyclical – 0.7%
Avis Budget Car Rental LLC	7.63	05/15/14	400	360,000
Ford Motor Credit Co.	7.00	10/01/13	400	336,381
Levi Strauss & Co.	9.75	01/15/15	400	419,000
Phillips-Van Heusen Corp.	7.25	02/15/11	250	252,500

Total Consumer Cyclical
(Cost – $1,433,394)				1,367,881

Consumer Non-Cyclical – 1.3%
Constellation Brands Inc.	7.25	05/15/17	400	395,000
Couche-Tard U.S. LP	7.50	12/15/13	400	405,000
Delhaize Group	6.50	06/15/17	400	409,580
Jarden Corp.	7.50	05/01/17	400	357,000
Service Corp. Int’l	6.75	04/01/16	400	381,000
Stater Brothers Holdings	8.13	06/15/12	400	408,000
Supervalu Inc.	7.50	11/15/14	400	412,000

Total Consumer Non-Cyclical
(Cost – $2,754,347)				2,767,580

Energy – 1.8%
Chesapeake Energy Corp.	6.88	01/15/16	400	393,000
Consol Energy Inc.	7.88	03/01/12	250	263,750
El Paso Corp.	6.88	06/15/14	250	250,870
Ferrellgas LP	6.75	05/01/14	400	382,000
MarkWest Energy Partners LP*(b)	8.75	04/15/18	250	261,875
Newfield Exploration Company	6.63	09/01/14	250	242,500
Pioneer Natural Resources Co.	6.65	03/15/17	250	240,079
Range Resources Corp.	7.50	05/15/16	400	408,000
SESI LLC	6.88	06/01/14	400	388,000
Southwestern Energy Co.*(b)	7.50	02/01/18	250	252,576
Whiting Petroleum Corp.	7.25	05/01/13	400	398,000
Williams Companies Inc.*(b)	6.38	10/01/10	250	256,250

Total Energy
(Cost – $3,733,200)				3,736,900

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Finance & Investment – 0.2%
Deluxe Corp.	7.38%	06/01/15	$400	$364,500

(Cost – $382,000)
Media – 0.5%
Charter Communications Operating LLC* (b)	8.38	04/30/14	400	393,000
Lamar Media Corp.	6.63	08/15/15	400	377,000
Mediacom Broadband LLC	8.50	10/15/15	400	363,000

Total Media
(Cost – $1,200,455)				1,133,000

Services Cyclical – 1.1%
AMC Entertainment Inc. Series B	8.63	08/15/12	400	414,000
Corrections Corp. of America	7.50	05/01/11	400	403,000
Iron Mountain Inc.	8.63	04/01/13	400	406,000
Pokagon Gaming Authority*(b)	10.38	06/15/14	373	403,772
Seneca Gaming Corp.	7.25	05/01/12	400	386,000
Wynn Las Vegas Corp.	6.63	12/01/14	250	241,250

Total Services Cyclical
(Cost – $2,270,865)				2,254,022

Services Non-Cyclical – 0.7%
Allied Waste North America Inc.	6.88	06/01/17	400	387,000
ARAMARK Corp.	8.50	02/01/15	400	409,500
Church & Dwight Company Inc.	6.00	12/15/12	400	394,000
HCA Inc.	9.25	11/15/16	250	264,063

Total Services Non-Cyclical
(Cost – $1,457,281)				1,454,563

Technology & Electronics – 0.9%
Flextronics International Ltd.	6.25	11/15/14	400	382,000
Gamestop Corp.	8.00	10/01/12	390	411,450
Itron Inc.	7.75	05/15/12	400	388,000
Moog Inc.*(b)	7.25	06/15/18	250	251,875
Sungard Data Systems Inc.	4.88	01/15/14	400	355,500

Total Technology & Electronics
(Cost – $1,807,001)				1,788,825

Telecommunications – 0.7%
American Tower Corp.*(b)	7.00	10/15/17	400	399,000
Cincinnati Bell Inc.	8.38	01/15/14	400	398,000
Citizens Communications Co.	6.25	01/15/13	400	376,000
Windstream Corp.	7.00	03/15/19	400	379,000

Total Telecommunications
(Cost – $1,600,851)				1,552,000

Total High Yield Corporate Bonds
(Cost – $26,889,497)				26,684,530

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

		Value
	Shares	(Note 2)

HIGH YIELD CORPORATE BONDS (continued)

Common Stocks – 0.3%
MFA Mortgage Investments Incorporated (REIT)
(Cost $728,355)	100,000	$727,000

			Principal
	Interest		Amount		Value
	Rate	Maturity	(000s)		(Note 2)

SHORT TERM INVESTMENTS – 4.4%
Federal Home Loan Bank Discount Notes(g)	2.05%	06/09/08	$9,000		8,995,900
United States Treasury Bill(g)	3.20	06/19/08	200	#	199,820

Total Short Term Investments
(Cost – $9,195,580)					9,195,720

Total Investments – 128.4%
(Cost – $316,346,464)					266,591,003
Liabilities in Excess of Other Assets – (28.4)%					(58,989,044)

NET ASSETS – 100.0%					$207,601,959

@	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 6)
*	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
†	—	Variable Rate Security: Interest rate is the rate in effect May 31, 2008.
#	—	Portion or entire principal delivered as collateral for futures contracts. (Note 8)
^	—	Portion or entire principal delivered as collateral for swap contracts. (Note 8)
(a)	—	Represents a class of subordinated mortgage backed securities (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
(b)	—	Private placement.
(c)	—	This issue is currently making only partial interest payments.
(d)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. At that date the coupon increases to LIBOR plus a predetermined margin.
(e)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(f)	—	Interest rate is based on the notional amount of the underlying mortgage pools.
(g)	—	Zero Coupon Note – Interest rate represents current yield to maturity.
(h)	—	Security valued in good faith pursuant to fair value procedures adopted by the Board of Directors. As of May 31, 2008, the total value of all such securities was $823,867 or 0.4% of net assets.
(i)	—	Investment in sub-prime security. As of May 31, 2008 the total value of all such investments was $13,274,669 or 6.4% of net assets.
CDO	—	Collateralized Debt Obligation
REIT	—	Real Estate Investment Trust

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Statement of Assets and Liabilities – (Unaudited)
May 31, 2008

Assets:
Investments in securities, at market (cost $316,346,464) (Note 2)	$266,591,003
Cash	434,491
Cash collateral held for margin requirement on swap contracts and futures	238,000
Receivable for investments sold	525,491
Principal paydown receivable	48,417
Interest receivable	2,192,336
Receivable for variation margin	16,000
Unrealized appreciation on swaps contracts (Note 8)	736,989
Prepaid expenses	122,782

Total assets	270,905,509

Liabilities:
Reverse repurchase agreements (Note 6)	51,033,250
Interest payable for reverse repurchase agreements (Note 6)	48,023
Payable for investments purchased	250,000
Unrealized depreciation on swaps contracts (Note 8)	11,793,628
Investment advisory fee payable (Note 4)	115,107
Administration fee payable (Note 4)	36,750
Accrued expenses	26,792

Total liabilities	63,303,550

Net Assets (equivalent to $6.72 per share based on 30,887,212 shares issued and outstanding)	$207,601,959

Composition of Net Assets:
Capital stock, at par value ($0.01, 50,000,000 shares authorized) (Note 7)	$308,872
Additional paid-in capital (Note 7)	296,905,655
Undistributed net investment income	1,248,657
Accumulated net realized loss	(29,810,881)
Net unrealized depreciation on investments, swap contracts and futures	(61,050,344)

Net assets applicable to capital stock outstanding	$207,601,959

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Statement of Operations – (Unaudited)
For The Six Months Ended May 31, 2008

Investment Income (Note 2):
Interest	$11,479,441
Dividends	46,750

11,526,191

Expenses:
Investment advisory fee (Note 4)	724,052
Administration fees (Note 4)	226,785
Tax expense	91,707
Insurance	91,611
Reports to stockholders	80,661
Legal	47,445
Directors’ fees	38,802
Custodian	34,681
Audit and tax services	31,000
Transfer agency	19,264
Registration fees	15,661
Miscellaneous	23,332

Total operating expenses	1,425,001
Interest expense on reverse repurchase agreements (Note 6)	1,053,335

Total expenses	2,478,336

Net investment income	9,047,855

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized gain/(loss) on:
Investment transactions	(2,620,884)
Swap contracts	1,663,439
Futures transactions	608,183

Net realized loss on investment transactions, swap contracts, and futures transactions	(349,262)

Net change in unrealized appreciation/depreciation on:
Investments	(25,686,461)
Swap contracts	(4,701,618)
Futures	(342,730)

Net change in unrealized depreciation on investments, swap contracts and futures	(30,730,809)

Net realized and unrealized loss on investments, swap contracts and futures	(31,080,071)

Net decrease in net assets resulting from operations	$(22,032,216)

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Statements of Changes in Net Assets

	For the Six Months
	Ended	For the Year
	May 31, 2008	Ended
	(Unaudited)	November 30, 2007

Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$9,047,855	$21,777,185
Net realized loss on investment transactions, swap contracts, and futures transactions	(349,262)	(8,294,859)
Net change in unrealized depreciation on investments, swap contracts and futures	(30,730,809)	(31,050,119)

Net decrease in net assets resulting from operations	(22,032,216)	(17,567,793)

Dividends to Stockholders (Note 2):
Net investment income	(12,036,097)	(22,844,040)
Capital Stock Transactions (Note 7):
Net asset value of shares issued through dividend reinvestment (33,512 and 39,528 shares, respectively)	229,370	353,379
Cost of shares repurchased (0 and 30,000 shares, respectively)	—	(204,400)

Net increase from capital stock transactions	229,370	148,979

Total decrease in net assets	(33,838,943)	(40,262,854)
Net Assets:
Beginning of period	241,440,902	281,703,756

End of period (including undistributed net investment income of $1,248,657 and $3,721,054, respectively)	$207,601,959	$241,440,902

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Statement of Cash Flows – (Unaudited)
For the Six Months Ended May 31, 2008

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(22,032,216)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(20,417,603)
Proceeds from disposition of long-term portfolio investments and principal paydowns	34,638,905
Purchases of short-term portfolio investments, net	(5,937,284)
Decrease in interest and dividend receivable	319,145
Increase in receivable for investments sold	(525,491)
Decrease in principal paydowns receivable	278,744
Decrease in net swap premiums paid	331,250
Increase in prepaid expenses	(92,064)
Increase in variation margin receivable	(8,281)
Decrease in interest payable for reverse repurchase agreements	(71,833)
Increase in payable for investments purchased	250,000
Decrease in investment advisory fee payable	(16,897)
Decrease in administration fee payable	(4,532)
Increase in accrued expenses	26,792
Net amortization and paydown losses on investments	1,376,311
Unrealized depreciation on investments	25,686,461
Unrealized depreciation on swaps	4,701,618
Net realized loss on investment transactions	2,620,884

Net cash provided by operating activities	21,123,909

Cash flows used for financing activities:
Payment on shares redeemed	(204,400)
Net cash used for reverse repurchase agreements	(9,015,750)
Dividends paid to shareholders, net of reinvestments	(11,806,727)

Net cash used for financing activities	(21,026,877)

Net increase in cash	97,032
Cash at beginning of period	575,459

Cash at end of period	$672,491

Interest payments for the six months ended May 31, 2008, totaled $1,125,168.
Non cash financing activities included reinvestment of dividends of $229,370.
Cash at the beginning of the period includes $470,000 received for margin requirements on swap contracts.
Cash at the end of the period includes $238,000 received for margin requirements on swap contracts.

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Financial Highlights

	For the
	Six Months
	Ended		For the Year Ended November 30,
	May 31, 2008
	(Unaudited)		2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$7.83		$9.13	$8.90	$9.15	$9.29	$9.24

Net investment income	0.29		0.71	0.66	0.79	0.79	0.85
Net realized and unrealized gain (loss) on investments, short sales, futures transactions and swap contracts	(1.01)		(1.27)	0.29	(0.21)	(0.03)	0.10

Net increase (decrease) in net asset value resulting from operations	(0.72)		(0.56)	0.95	0.58	0.76	0.95

Net effect of shares repurchased	—		0.00 *	—	—	—	—

Dividends from net investment income	(0.39)		(0.74)	(0.72)	(0.83)	(0.90)	(0.90)

Net asset value, end of period	$6.72		$7.83	$9.13	$8.90	$9.15	$9.29

Market price, end of period	$7.00		$7.17	$9.19	$8.22	$10.29	$10.16

Total Investment Return+	3.21%	(1)	(14.79)%	21.37%	(12.63)%	11.31%	20.43%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000’s)	$207,602		$241,441	$281,704	$274,210	$281,535	$285,149
Operating expenses	1.28%	(2)	1.08%	1.14%	1.08%	1.10%	1.15%
Interest expense	0.95%	(2)	1.21%	1.76%	1.41%	0.61%	0.47%
Total expenses	2.23%	(2)	2.29%	2.90%	2.49%	1.71%	1.62%
Net investment income	8.12%	(2)	8.11%	7.36%	8.68%	8.55%	9.10%
Portfolio turnover rate	7%	(1)	48%	81%	43%	80%	89%

+	Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.

(1)	Not Annualized

(2)	Annualized

See notes to financial statements.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

1.     The Fund
The Hyperion Brookfield Total Return Fund, Inc. (the “Fund”), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company.
The Fund’s investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.     Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities (“MBS”) and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.
FAS 157: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund’s investments. FAS 157 established a three-tier hierarchy for measuring fair value and enhancing disclosure. This three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

The following is a summary of the inputs used as of May 31, 2008, in valuing the Fund’s assets carried at fair value:

		Other
	Investments in	Financial
Valuation Inputs	Securities	Instruments*

Level 1 — Quoted Prices	$727,000	$(238,244)
Level 2 — Other Significant Observable Inputs	265,040,136	(11,056,639)
Level 3 — Significant Unobservable Inputs	823,867	0

Total	$266,591,003	$(11,294,883)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

		Other
	Investments in	Financial
	Securities	Instruments*

Balance as of December 1, 2007	$9,211,599	$—
Accrued discounts/premiums	(347,498)	—
Realized gain (loss)	(86,053)	—
Change in unrealized appreciation (depreciation)	(135,153)	—
Net purchases (sales)	(5,350,026)	—
Transfers in and/or out of Level 3	(2,469,002)	—

Balance as of May 31, 2008	$823,867	$—

*Other financial instruments include futures and swap contracts
Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.
The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.
Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.
Swap agreements: The Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offer Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation or index of reference debt obligations is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/ moratorium). The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. See Note 8 for a summary of all open swap agreements as of May 31, 2008.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, Hyperion Brookfield Asset Management Inc. (the “Advisor”) will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.
Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
The Financial Accounting Standards Board (“FASB”) has issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be book as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination therefore. As of May 31, 2008, the Fund has implemented FIN 48 and has determined that there is no impact on its financial statements.
Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.
Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.
Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.
Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
3.     Risks of investing in Asset-Backed Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.
4.     Investment Advisory Agreements and Affiliated Transactions
The Fund entered into an Investment Advisory Agreement with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund’s average weekly net assets. For the six months ended May 31, 2008, the Advisor earned $724,052 in investment advisory fees.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

The Fund has entered into an Administration Agreement with Hyperion Brookfield Asset Management, Inc. (the “Administrator”). The Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. For the six months ended May 31, 2008, the Administrator earned $226,785 in administration fees. The administrator is responsible for any fees due the Sub-Administrator, except NQ filing fees.
Certain officers and directors of the Fund are officers and/or directors of the Advisor or the Administrator.
5. Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, U.S. Government securities, short sales and reverse repurchase agreements, for the six months ended May 31, 2008, were $20,417,603 and $25,618,830, respectively. There were no purchases of U.S. Government securities for the six months ended May 31, 2008. Sales of government securities for the six months ended May 31, 2008 were $11,164,034. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.
6.     Borrowings
The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
As of May 31, 2008, the Fund had the following reverse repurchase agreements outstanding:

		Maturity
Face Value	Description	Amount

$6,868,000	Credit Suisse 2.24%, dated 05/19/08, maturity date 06/17/08	$6,880,393
2,747,000	Credit Suisse 5.24%, dated 05/20/08, maturity date 06/19/08	2,758,995
8,238,000	Credit Suisse 5.24%, dated 05/20/08, maturity date 06/10/08	8,263,181
4,380,000	Credit Suisse 5.24%, dated 05/20/08, maturity date 06/19/08	4,399,126
2,214,000	Credit Suisse 2.24%, dated 05/22/08, maturity date 06/25/08	2,218,684
2,478,000	Credit Suisse 2.24%, dated 05/22/08, maturity date 06/25/08	2,483,242
8,897,000	Credit Suisse 2.24%, dated 05/22/08, maturity date 06/25/08	8,915,822
4,280,000	Lehman Brothers 2.25%, dated 05/22/08, maturity date 06/23/08	4,288,560
5,700,000	Lehman Brothers 2.25%, dated 05/22/08, maturity date 06/23/08	5,711,400
5,231,250	Merrill Lynch 2.50%, dated 05/29/08, maturity date 06/17/08	5,238,152

$51,033,250

	Maturity Amount, Including Interest Payable	$51,157,555

	Market Value of Assets Sold Under Agreements	$53,395,488

	Weighted Average Interest Rate	3.5381%

The average daily balance of reverse repurchase agreements outstanding during the six months ended May 31, 2008, was approximately $57,267,917 at a weighted average interest rate of 3.54%. The maximum amount of reverse repurchase

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

agreements outstanding at any time during the period was $65,233,917 as of March 14, 2008, which was 23.27% of total assets.
7.     Capital Stock
There are 50 million shares of $0.01 par value common stock authorized. Of the 30,887,212 shares outstanding as of May 31, 2008, the Advisor owned 11,112 shares.
The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Fund’s shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.
For the six months ended May 31, 2008, no shares were repurchased. For the year ended November 30, 2007, 30,000 shares were repurchased at a cost of $204,400 and at an average discount of 14.82% from its net asset value. All shares repurchased have been retired. Since inception of the stock repurchase program, 2,119,740 shares have been repurchased pursuant to this program at a cost of $18,809,905 and at an average discount of 13.20% from its net asset value.
8.     Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the six months, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
There was not any written option activity for the six months ended May 31, 2008.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

As of May 31, 2008, the following swap agreements were outstanding:

			Net Unrealized
	Expiration		Appreciation/
Notional Amount	Date	Description	(Depreciation)

$5,000,000	10/15/48	Agreement with Bear Stearns, dated 11/28/06 to receive monthly the notional amount multiplied by 0.75% and to pay only in the event of a write-down, or failure to pay a principal payment or an interest shortfall on WBCMT 2006-C28J.	$(3,049,033)
2,500,000	09/11/42	Agreement with Bear Stearns, dated 11/02/05 to receive monthly the notional amount multiplied by 2.10% and to pay only in the event of a write-down, or failure to pay a principal payment or an interest shortfall on BSCMS 2005-PWR9K.	(1,568,610)
5,000,000	10/12/41	Agreement with Greenwich Capital, dated 12/01/06 to receive monthly the notional amount multiplied by 0.75% and to pay only in the event of a write-down, or failure to pay a principal payment or an interest shortfall on BSCMS 2006-T24H.	(2,474,869)
5,000,000	08/12/41	Agreement with Greenwich Capital, dated 12/01/06 to receive monthly the notional amount multiplied by 0.75% and to pay only in the event of a write-down, or failure to pay a principal payment or an interest shortfall on MSC 2006-T23H.	(2,984,970)
5,000,000	02/15/39	Agreement with Royal Bank of Scotland, dated 08/11/06 to receive monthly the notional amount multiplied by 1.08% and to pay only in the event of a write-down, or failure to pay a principal payment or an interest shortfall on CSMC 2006-C1K.	(1,579,414)
4,000,000	11/8/09	Agreement with JP Morgan Chase, dated 11/06/07 to pay semi-annually the notional amount multiplied by 4.45% and receive quarterly the notional amount multiplied by 3 month USD-LIBOR-BBA.	(65,945)
4,500,000	11/7/09	Agreement with JP Morgan Chase, dated 11/05/07 to pay semi-annually the notional amount multiplied by 4.40% and receive quarterly the notional amount multiplied by 3 month USD-LIBOR-BBA.	(70,787)
20,000,000	04/10/12	Agreement with JP Morgan Chase, dated 03/28/07 to receive semi- annually the notional amount multiplied by 4.96% and pay quarterly the notional amount multiplied by 3 month USD-LIBOR-BBA.	736,989

			$(11,056,639)

As of May 31, 2008, the following futures contracts were outstanding:
Long:

Notional		Expiration	Cost at	Value at	Unrealized
Amount	Type	Date	Trade Date	May 31, 2008	Depreciation

$700,000	10 Yr. U.S. Treasury Note	September 2008	$800,888	$786,844	$(14,044)
15,200,000	5 Yr. U.S. Treasury Note	September 2008	16,934,700	16,710,500	(224,200)

$15,900,000			$17,735,588	$17,497,344	$(238,244)

9.     Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United State of America.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

During the six months ended May 31, 2008, the tax character of the $12,036,097 of distributions paid was entirely from ordinary income. During the year ended November 30, 2007, the tax character of the $22,844,040 of distributions paid was also entirely from ordinary income.
As of May 31, 2008, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Undistributed Ordinary Income	$1,310,394
Capital loss carryforward	(30,049,125)

Book basis unrealized depreciation	(61,050,344)
Plus: Cumulative timing differences	176,507

Net unrealized depreciation on investments and swap contracts	(60,873,837)

Total tax basis net accumulated losses	$(89,612,568)

The difference between undistributed ordinary income on a tax basis and book undistributed net investment income is due to the differing treatment of swap interest income (expense) for tax purposes. The difference between the tax basis capital loss carryforward and book accumulated net realized loss is due to the mark to market of futures. The differences between book and tax basis unrealized depreciation is primarily attributable to the mark-to-market of futures and differing treatment of swap interest income (expense) for tax purposes.
Federal Income Tax Basis: The federal income tax basis of the Fund’s investments as of May 31, 2008 was $316,346,464 Net unrealized depreciation was $49,755,461 (gross unrealized appreciation $3,013,165; gross unrealized depreciation $52,768,626. As of May 31, 2008, the Fund had a capital loss carryforward of $30,049,125, of which $3,003,624 expires in 2008, $8,349,330 expires in 2009, $3,566,846 expires in 2010, $2,216,675 expires in 2013, $1,719,287 expires in 2014, $3,792,571 expires in 2015 and $7,400,792 expires in 2016, available to offset any future gains, to the extent provided by regulations.
Capital Account Reclassification: As of May 31, 2008, the Fund’s undistributed net investment income was increased by $515,845 with an offsetting increase in accumulated net realized loss of $424,138 and decrease in paid in capital of $91,707. These adjustments result from reclassifications due to permanent book/tax differences.
10.     Subsequent Events
Dividend: The Fund’s Board of Directors declared the following regular monthly dividend:

Dividend	Record	Payable
Per Share	Date	Date

$0.065	06/17/08	06/26/08
0.065	07/15/08	07/24/08
11.     Contractual Obligations
The Fund enters into contracts that contain a variety of indemnification. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
12.     New Accounting Pronouncement
In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal periods and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and disclosures.

COMPLIANCE CERTIFICATIONS (Unaudited)

On April 18, 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

PROXY RESULTS (Unaudited)

During the six months ended May 31, 2008, The Hyperion Brookfield Total Return Fund, Inc. stockholders voted on the following proposals at a stockholders’ meeting on March 27, 2008. The description of the proposal and number of shares voted are as follows:

	Shares Voted	Shares Voted	Shares Voted
	For	Against	Abstain

1. To elect to the Fund’s Board of Directors Louis P. Salvatore	28,029,352	0	486,193

	Shares Voted	Shares Voted	Shares Voted
	For	Against	Abstain

2. To elect to the Fund’s Board of Directors Clifford E. Lai	28,017,607	0	497,937

BOARD CONSIDERATIONS RELATING TO THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on March 27, 2008, the Board, including a majority of the Disinterested Directors, approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Hyperion Brookfield Asset Management, Inc. (the “Advisor”) and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Disinterested Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its stockholders. The Board of Directors considered a wide range of information, including the information received for the Advisor on a quarterly basis. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.
NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s management through board meetings, conversations and reports. The Board noted that the Advisor is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Advisor and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Advisor: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Fund’s code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Advisor as an investment advisor and the experience of the team of portfolio managers that manage the Fund, and its current experience in acting as an investment adviser to other investment funds and institutional clients.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to stockholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund’s performance with nine similar funds for the 1, 3 and 5 year periods and the year-to-date period as of January 31, 2008. The Board noted that while the Fund was generally outperformed by the other funds for all periods, based on the Advisor’s explanation of the current market and the steps taken to improve performance, the Board concluded that the Fund’s performance was adequate.
PROFITABILITY. The Board also considered the level of profits expected to be realized by the Advisor and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Advisor for its management of the Hyperion Brookfield fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Advisor from the Fund was reasonable.
MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of Fund expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided with. The Board noted that the Fund’s total advisory and administrative fee was slightly higher than the median and that the Fund’s total expenses were at the median of the Fund’s peer group. The Board further noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Advisor and concluded that the Fund’s management fee and total expenses were reasonable.
ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that stockholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.
In considering the approval of the Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is adequate in light of the current market and in relation to the performance of funds with similar investment objectives; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.

BOARD CONSIDERATIONS RELATING TO THE INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreement.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of The Hyperion Brookfield Total Return Fund, Inc. (the “Fund”).

	Position(s) Held with		Number of
	Fund and Term of		Portfolios in Fund
Name, Address	Office and Length of	Principal Occupation(s) During Past 5 Years	Complex Overseen
and Age	Time Served	and Other Directorships Held by Director	by Director

Disinterested Director
Class II Director to serve until 2010 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 65	Chairman Elected December 2003 Director since July 1989, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor or by its affiliates (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (‘CRZ‘) (2005-Present); Director of Celgene Corporation (‘CELG‘) (April 2006- Present); Director of Student Loan Corporation (‘STU‘) (2005-Present); Director of Apex Silver Corp. (‘SIL‘) (2007-Present); General Partner of Resource Capital Fund II & III CIP L.P. (1998-2006); Co-founder of Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (‘JTX‘) (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	4
Disinterested Directors
Class I Directors to serve until 2009 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 72	Director since December 1998, Member of the Audit Committee, Member of the Nominating and Compensation Committee, Member of the Executive Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or by its affiliates (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-Present).	4

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 61	Director since April 2006, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or its affiliates (2006- Present); Director of Brandywine Funds (2003- Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	4

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

	Position(s) Held with		Number of
	Fund and Term of		Portfolios in Fund
Name, Address	Office and Length of	Principal Occupation(s) During Past 5 Years	Complex Overseen
and Age	Time Served	and Other Directorships Held by Director	by Director

Interested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders:

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 55	Director since December 2003, Member of the Executive Committee Elected for Three Year Term	Managing Partner of Brookfield Asset Management, Inc. (2006-Present); Chairman (2005-Present); Chief Executive Officer (1998-2007); President (1998-2006) and Chief Investment Officer (1993-2002) of the Advisor; President (2005-2008), Chief Executive Officer (2005-2008) and Director of Crystal River Capital, Inc., (‘CRZ‘) (2005-Present); President and Director of several investment companies advised by the Advisor or by its affiliates (1995-Present); and Co-Chairman (2003-2006) and Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital Advisors, LLC).	4
Disinterested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 61	Director since September 2005, Chairman of the Audit Committee, Member of the Compensation and Nominating Committee Elected for Two Year Term	Director of several investment companies advised by the Advisor or by its affiliates (2005- Present); Director of Crystal River Capital, Inc. (‘CRZ‘) (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (‘JTX‘) (2004- Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977- 2002).	4

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

Officers of the Fund

Name, Address	Position(s)	Term of Office and	Principal Occupation(s)
and Age	Held with Fund	Length of Time Served	During Past 5 Years

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 55	President	Elected Annually Since April 1993	Please see ‘Information Concerning Directors.‘
John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 49	Vice President	Elected Annually Since July 2007	Director (2002-Present), Chief Executive Officer (February 2007-Present), President (2006- Present) and Director of Marketing (1997-2006) of the Advisor; Vice President of several investment companies advised by the Advisor (July 2007-Present); Executive Vice President and Secretary of Crystal River Capital, Inc. (“CRZ”) (2005-2007).
Thomas F. Doodian* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 49	Treasurer	Elected Annually Since February 1998	Managing Director of Brookfield Operations and Management Services, LLC (2007-Present); Managing Director, Chief Operating Officer (1998-2006) and Chief Financial Officer (2002- 2006) of the Advisor; Treasurer of several investment companies advised by the Advisor (1996-Present); Treasurer of Hyperion GMAC Capital Advisors, LLC (formerly, Lend Lease Hyperion Capital Advisors, LLC) (1996-2006).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281- 1010 Age 39	Secretary	Elected Annually Since November 2006	Director, General Counsel and Secretary (October 2006-Present) of the Advisor; Vice President and General Counsel (November 2006- Present), Assistant Secretary (November 2006- January 2007), Secretary (February 2007- Present) of Crystal River Capital, Inc. (“CRZ”); Secretary of several investment companies advised by the Advisor (November 2006- Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-October 2006).

Josielyne K. Pacifico* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 35	Chief Compliance Officer (“CCO”)	Elected Annually Since August 2006	Director and CCO (September 2006-Present), Assistant General Counsel (July 2006-present); and Compliance Officer (July 2005-August 2006) of the Advisor; CCO of several investment companies advised by the Advisor (November 2006-Present); Assistant Secretary of Crystal River Capital, Inc. (“CRZ”) (April 2007- Present); Compliance Manager of Marsh & McLennan Companies (2004-2005); Staff Attorney at the United States Securities and Exchange Commission (2001-2004).

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.
The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION BROOKFIELD ASSET
MANAGEMENT, INC.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010
For General Information about the Fund:
1 (800) HYPERION
SUB-ADMINISTRATOR

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116
CUSTODIAN AND FUND ACCOUNTING AGENT

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116
TRANSFER AGENT

AMERICAN STOCK TRANSFER & TRUST
COMPANY
Investor Relations Department
59 Maiden Lane
New York, NY 10038
For Stockholder Services:
1 (800) 937-5449
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

BRIGGS, BUNTING & DOUGHERTY, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103
LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1666 K Street, NW
Washington, D.C. 20006
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares in the open market at prevailing market prices.
Quarterly Portfolio Schedule: The Fund will file Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1 (800) SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1 (800) HYPERION or on the Fund’s website at http://www.hyperionbrookfield.com.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1 (800) 497-3746 and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Proxy Voting Record
The Fund has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1 (800) 497-3746 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Officers & Directors

Rodman L. Drake*
Chairman

Robert F. Birch*
Director

Stuart A. McFarland*
Director

Louis P. Salvatore*
Director

Clifford E. Lai
Director and President

John J. Feeney, Jr.
Vice President

Thomas F. Doodian
Treasurer

Jonathan C. Tyras
Secretary

Josielyne K. Pacifico
Chief Compliance Officer

* Audit Committee Members

The Financial information included herein is taken from records of the Fund without audit by the Fund’s independent auditors, who do not express an opinion thereon.
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The Hyperion Brookfield Total Return Fund, Inc.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010

Item 2. Code of Ethics.
     Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
     Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
     Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
     Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
     Please see Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     There has been no change, as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.
     Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     None.
Item 10. Submission of Matters to a Vote of Security Holders.
     None.

Item 11. Controls and Procedures.
(a)   The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.
(b)   As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
     (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.
     (3) None.
(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

By:	/s/ Clifford E. Lai
Clifford E. Lai
Principal Executive Officer

Date: August 7, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Clifford E. Lai
Clifford E. Lai
Principal Executive Officer

Date: August 7, 2008

By:	/s/ Thomas F. Doodian
Thomas F. Doodian
Treasurer and Principal Financial Officer

Date: August 7, 2008